UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 29, 2020
USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 610-989-0340
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)  Restricted Stock Unit Award Agreement

On May 29, 2020, the Company entered into a Restricted Stock Unit Award Agreement (the “RSU Agreement”) with Anant Agrawal, the Company’s Executive Vice President of Corporate Development. Pursuant to the RSU Agreement, the Company granted 16,260 restricted stock units (“RSUs”) to Mr. Agrawal under the Company’s 2018 Equity Incentive Plan (as amended), which shall vest in full on December 31, 2020 (the “Vesting Date”), subject to Mr. Agrawal’s continued service through the Vesting Date; provided that if Mr. Agrawal’s service is terminated by the Company without “cause” (as defined in Mr. Agrawal’s employment agreement), or by Mr. Agrawal for “good reason” (as defined in Mr. Agrawal’s employment agreement), then any then-unvested RSUs shall immediately vest and the Vesting Date shall be accelerated to the date of such termination.

This summary description of the RSU Agreement does not purport to be complete and is qualified in its entirety by the RSU Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 21, 2020, the shareholders of the Company approved Articles of Amendment (the “Articles of Amendment”) to the Amended and Restated Articles of Incorporation to opt out of Subchapter E and Subchapter F of Chapter 25 of the Pennsylvania Business Corporation Law. On May 29, 2020, the Company filed the Articles of Amendment with the Pennsylvania Department of State.  The Articles of Amendment added a new Article 7 to the Company’s Amended and Restated Articles of Incorporation to reflect such opt-outs. The Articles of Amendment were effective on May 29, 2020.

A copy of the Articles of Incorporation, as amended through May 29, 2020, is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Amended and Restated Articles of Incorporation, as amended through May 29, 2020.
10.1	Restricted Stock Unit Award Agreement, dated May 29, 2020, between USA Technologies, Inc. and Anant Agrawal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

	By:	/s/ Sean Feeney
Sean Feeney
Chief Executive Officer
Dated: June 3, 2020